SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 23, 2012
Date of report (Date of earliest event reported)

VRDT CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-52677	45-2405975
(Commission File Number)	(IRS EIN)

12223 Highland Avenue, Suite 106-542, Rancho Cucamonga, California 91739
(Address of principal executive offices)

(909) 786-1981
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01              Entry into a Material Definitive Agreement.
On April 23, 2012, Registrant and Talesun Solar USA, Ltd., (“Talesun”), entered into a Joint Development Agreement, effective April 6, 2012 (the “Agreement”).   Pursuant to the terms of the Agreement, Registrant will provide battery and battery management systems to Talesun and Talesun will provide its photovoltaic cells and modules to Registrant to support one another’s respective projects.  Further, the Parties have agreed to regularly meet and discuss prospective collaborative ventures and projects.

ITEM 3.02              Unregistered Sales of Equity Securities.
In connection with the director services agreements with three (3) members of Registrant’s board of directors, as previously reported by Registrant, Registrant issued an aggregate sum of 2,500,000 shares of restricted common stock to three (3) directors.  Accordingly, there are no additional equity securities due to any of Registrant’s directors.

The foregoing securities were issued in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, Rule 506 of Regulation D promulgated thereunder and Regulation S promulgated under the Securities Act.  All of the investors were accredited investors, there was no general solicitation or advertising in connection with the offer or sale of securities and the securities were issued with a restrictive legend. Further, one (1) director is an accredited investor and not a U.S. person.

ITEM 7.01              Regulation FD Disclosure.
On April 27, 2012, Registrant issued a press release announcing the Joint Development Agreement entered into with Talesun, as set forth more fully in Item 1.01, above. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Additionally, Registrant has created a short video outlining Registrant’s vision statement (the “Presentation”).  Registrant has made a full and complete copy of the Presentation available on Registrant’s website at www.vrdt.com/verdant.

Statements made in the Presentation that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in Registrant's reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements. Potential investors, and the general public, are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the Presentation. Registrant is under no duty to update any of the information in the Presentation.

Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1 hereto, the Presentation and any other materials found on Registrant’s website,  shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

ITEM 9.01              Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 Press Release issued on April 27, 2012, furnished pursuant to Item 7.01 of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2012	VRDT CORPORATION (Registrant)

	By:	/s/ Dan Elliott
Dan Elliott
Chief Executive Officer